SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

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Bahl & Gaynor Income Growth Fund

[    ], 2024

Dear Shareholder,

A Special Meeting of the Shareholders of the Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), has been scheduled for [   ], 2024 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor, Inc. (“Bahl & Gaynor”), pursuant to which Bahl & Gaynor will serve as investment advisor to the Fund.

Advisors Asset Management, Inc. (“AAM”) served as investment advisor to the Fund from the commencement of the Fund’s operations on July 5, 2012, until April 1, 2024, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and AAM (the “AAM Advisory Agreement”). Bahl & Gaynor served as the Fund’s sub-advisor from the commencement of the Fund’s operations until April 1, 2024, pursuant to an investment sub-advisory agreement between AAM and Bahl & Gaynor (the “Sub-Advisory Agreement”). In advance of a meeting of the Board of Trustees of the Trust (the “Board”) held on February 23, 2024, AAM informed the Board that AAM no longer wished to serve as the investment advisor to the Fund and recommended the appointment of Bahl & Gaynor as the investment advisor to the Fund. Based on AAM’s decision and its recommendation that Bahl & Gaynor be appointed as the investment advisor to the Fund, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the termination of the AAM Advisory Agreement effective as of a date to be determined by the officers of the Trust, which the officers later set as April 1, 2024 (the “Effective Date”). The termination of the AAM Advisory Agreement resulted in the immediate termination of the Sub-Advisory Agreement, pursuant to the terms of the Sub-Advisory Agreement. Based on AAM’s recommendation as well as the Board’s experience with Bahl & Gaynor as sub-advisor to the Fund, the Board unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “New Advisory Agreement”), effective upon approval by the shareholders of the Fund. Under the New Advisory Agreement, Bahl & Gaynor will provide investment advisory services to the Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the prior investment advisory agreement. The investment objective and investment strategies for the Fund will not change in connection with the change in the Fund’s investment advisor. Approval of the New Advisory Agreement will not alter the number of shares of the Fund you own.

To avoid disruption of the Fund’s investment management program, the Board also approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “Interim Agreement”), effective as of the Effective Date, under which Bahl & Gaynor may provide investment advisory services for the Fund pending shareholder approval of the New Advisory Agreement. Under Rule 15a-4, the Interim Agreement is effective for up to 150 days from April 1, 2024. The terms of the Interim Agreement are substantially similar to those of the AAM Advisory Agreement, and the Fund’s investment objective and principal investment strategies will not change in connection with the effectiveness of the Interim Agreement. The advisory fee rates under the Interim Agreement are the same as the advisory fee rates under the AAM Advisory Agreement. In addition, the Fund was renamed the “Bahl & Gaynor Income Growth Fund.”

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company (determined in accordance with the statute). As a result, you are being asked to approve the New Advisory Agreement. If the Proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the proposal, solicitation of the approval of different proposals, or the liquidation of the Fund.

The Board of Trustees has concluded that the approval of the New Advisory Agreement would serve the best interests of the Fund and its shareholders.

The Board of Trustees recommends that you vote FOR the approval of the proposal after carefully reviewing the enclosed materials.

Your vote is important. The proposal is discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill

President

i

Bahl & Gaynor Income Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [    ], 2024

A Special Meeting of Shareholders of the Bahl & Gaynor Income Growth Fund (the “Fund”) will be held on [   ], 2024, at 10:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (the “Special Meeting”). At the Special Meeting, we will ask the shareholders of the Fund to vote on the following proposal:

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust (the “Trust”), on behalf of the Bahl & Gaynor Income Growth Fund, and Bahl & Gaynor, Inc.; and

2.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved the proposal. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the proposal. Shareholders of the Fund of record as of the close of business on [    ], 2024, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy card at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill

President

[  ], 2024

YOUR VOTE IS IMPORTANT

 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder votes.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: A Special Meeting of the Shareholders of the Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), has been scheduled for [   ], 2024 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor, Inc. (“Bahl & Gaynor”), pursuant to which Bahl & Gaynor will serve as investment advisor to the Fund.

Advisors Asset Management, Inc. (“AAM”) served as investment advisor to the Fund from the commencement of the Fund’s operations on July 5, 2012, until April 1], 2024, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and AAM dated February 1, 2023 (the “AAM Advisory Agreement”). Bahl & Gaynor served as the Fund’s sub-advisor from the commencement of the Fund’s operations, until April 1, 2024, pursuant to an investment sub-advisory agreement between AAM and Bahl & Gaynor dated February 1, 2023 (the “Sub-Advisory Agreement”). In advance of a meeting of the Board of Trustees of the Trust (the “Board”) held on February 23, 2024, AAM informed the Board that AAM no longer wished to serve as the investment advisor to the Fund and recommended the appointment of Bahl & Gaynor as the investment advisor to the Fund. Based on AAM’s decision and its recommendation that Bahl & Gaynor be appointed as the investment advisor to the Fund, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), terminated the AAM Advisory Agreement effective as of a date to be determined by the officers of the Trust, which the officers later set as April 1, 2024 (the “Effective Date”). The termination of the AAM Advisory Agreement resulted in the immediate termination of the Sub-Advisory Agreement, pursuant to the terms of the Sub-Advisory Agreement. Based on AAM’s recommendation as well as the Board’s experience with Bahl & Gaynor when it served as sub-advisor to the Fund, the Board unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “New Advisory Agreement”), pursuant to which Bahl & Gaynor would become investment advisor to the Fund, effective upon shareholder approval. AAM remains in business as an investment advisor, but as of April 1, 2024, is no longer involved in the management of the Fund.

To provide for continuity in the operation of the Fund, the Board of Trustees has determined that it is appropriate to seek shareholder approval of the New Advisory Agreement at a special meeting of shareholders of the Fund (the “Meeting”). Under the New Advisory Agreement, Bahl & Gaynor will provide investment advisory services to the Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the AAM Advisory Agreement, except that the annual advisory fee rate will be 20 basis points lower (0.45% of average net assets versus 0.65%). The investment objective and investment strategies for the Fund will not change in connection with the effectiveness of the New Advisory Agreement.

To avoid disruption of the Fund’s investment management program, the Board also approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “Interim Agreement”), effective April 1, 2024, under which Bahl & Gaynor may provide investment advisory services for the Fund for up to 150 days pending shareholder approval of the New Advisory Agreement. The terms of the Interim Agreement are substantially similar to those of the AAM Advisory Agreement. In addition, the Fund was renamed the “Bahl & Gaynor Income Growth Fund.”

Question: What Proposal am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the approval of the New Advisory Agreement between the Trust and Bahl & Gaynor (the “Proposal”), and any other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because on [   ], 2024 (the “Record Date”) you owned shares of the Fund and, as a result, you have the right to vote on this very important Proposal concerning your investment and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on the Proposal.

Question: How will the approval of the New Advisory Agreement affect me as a Fund shareholder?

Answer: The terms of the New Advisory Agreement are substantially similar to those of the AAM Advisory Agreement between the Trust and AAM, except that under the New Advisory Agreement, Bahl & Gaynor will receive an annual advisory fee of 0.45% of average net assets, which is lower than the advisory fee of 0.65% paid to AAM under the AAM Advisory Agreement. In addition, Bahl & Gaynor has contractually agreed to lower the expense limitation arrangement for the Fund to 0.93%, 1.68%, and 0.68% for the Class A, Class C, and Class I shares, respectively, until [    ]. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. There will be no changes in the Fund’s investment objective or principal investment strategies as a result of the approval of the New Advisory Agreement, and you will still own the same number of shares of the Fund.

A copy of the New Advisory Agreement is included in this Proxy Statement as Appendix A.

Question: Has the Board of Trustees approved the New Advisory Agreement and how does the Board of Trustees recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on February 23, 2024. The Board of Trustees recommends that you vote FOR the Proposal.

Question: What will happen if shareholders do not approve the Proposal?

Answer: If the Proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of different proposals, or the liquidation of the Fund.

Question: Who is entitled to vote?

Answer: If you owned shares of the Fund as of the close of business on the Record Date you are entitled to vote.

Question: What vote is required to approve the Proposal?

Answer: The 1940 Act requires the Proposal to be approved by a “vote of the majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present and entitled to vote at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on [     ], 2024, at 10:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

•	In Person: Attend the Special Meeting as described in the Proxy Statement.
•	By Mail: Complete, sign and return the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope;
•	By Telephone: Call the toll-free number printed on the enclosed proxy card; or
•	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposal.

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: Bahl & Gaynor has agreed to bear all such costs.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card. Representatives are available Monday through Friday [9:00 a.m. to 10:00 p.m.] Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

BAHL & GAYNOR INCOME GROWTH FUND

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the Bahl & Gaynor Income Growth Fund (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about [    ], 2024, to the shareholders of the Fund of record as of [   ], 2024 (the “Record Date”).

Information on the Fund’s shares issued and outstanding is included in Appendix B. Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of the Fund or 25% or more of the Fund’s outstanding shares as of the Record Date is set forth in Appendix C.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on [    ], 2024. This Proxy Statement is available on the Internet at [    ].

INTRODUCTION

Advisors Asset Management, Inc. (“AAM”), located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, served as investment advisor to the Fund from the commencement of the Fund’s operations on July 5, 2012, until April 1, 2024, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and AAM dated February 1, 2023 (the “AAM Advisory Agreement”). Bahl & Gaynor served as the Fund’s sub-advisor from the commencement of the Fund’s operations until April 1, 2024, pursuant to an investment sub-advisory agreement between AAM and Bahl & Gaynor dated February 1, 2023 (the “Sub-Advisory Agreement”). In advance of a meeting of the Board of Trustees of the Trust held on February 23, 2024, AAM informed the Board that as part of the resolution of litigation and certain commercial disputes between AAM and Bahl & Gaynor unrelated to the management of the Fund, AAM no longer wished to serve as the investment advisor to the Fund and recommended the appointment of Bahl & Gaynor as the investment advisor to the Fund. Based on AAM’s decision and its recommendation that Bahl & Gaynor be appointed as the investment advisor to the Fund, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved 1) the termination of the AAM Advisory Agreement as of a date to be determined by the officers of the Trust, which the officers later set as April 1, 2024 (the “Effective Date”), and 2) a new investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “New Advisory Agreement”), effective upon approval by shareholders of the Fund. AAM remains in business as an investment advisor, but as of April 1, 2024, is no longer involved in the management of the Fund.

To provide for continuity in the operation of the Fund, the Board of Trustees has determined that it is appropriate to seek shareholder approval of the New Advisory Agreement at a special meeting of shareholders of the Fund (the “Meeting”). Under the New Advisory Agreement, Bahl & Gaynor will provide investment advisory services to the Fund, subject to the oversight of the Board, under terms that are similar in all material respects to the AAM Advisory Agreement, except that the annual advisory fee rate will be 20 basis points lower under the New Advisory Agreement (0.45% of average daily net assets versus 0.65%). The investment objective and investment strategies for the Fund will not change in connection with the change in the Fund’s investment advisor.

To avoid disruption of the Fund’s investment management program, the Board also approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Bahl & Gaynor (the “Interim Agreement”), effective April 1, 2024, under which Bahl & Gaynor may provide investment advisory services for the Fund for up to 150 days pending shareholder approval of the New Advisory Agreement. The terms of the Interim Agreement are substantially similar to those of the AAM Advisory Agreement. In addition, the Fund was renamed the “Bahl & Gaynor Income Growth Fund.”

PROPOSAL 1 – APPROVAL OF NEW ADVISORY AGREEMENT

On February 23, 2024, the Board of Trustees, a majority of whom are not “interested persons” of the Trust as defined in the 1940 Act, approved the New Advisory Agreement. A copy of the New Advisory Agreement is included as Appendix A to this Proxy Statement, and all references to the New Advisory Agreement are qualified by reference to Appendix A.

Board Consideration of the New Advisory Agreement

At a meeting held on February 23, 2024 (the “February Meeting”), the Board considered the New Advisory Agreement as well as the Interim Agreement. In advance of the February Meeting, the Board received information about the Fund, the New Advisory Agreement and the Interim Agreement from Bahl & Gaynor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Bahl & Gaynor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of its benchmark index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (the “Fund Universe”) for various periods ended December 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of its Peer Group and Fund Universe. In consideration of the New Advisory Agreement, at the February Meeting, the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the New Advisory Agreement. In addition, at the February Meeting, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings with respect to Bahl & Gaynor’s performance as sub-advisor to the Fund. No representatives of Bahl & Gaynor were present during the Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the New Advisory Agreement and Interim Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board noted that no changes to the Fund’s investment objective and investment strategies were being proposed and that the investment advisory personnel of Bahl & Gaynor who provided services to the Fund would continue to do so. The Board, therefore, believed it was appropriate to consider information included in the meeting materials regarding the performance of the Fund for periods during which Bahl & Gaynor served as sub-advisor. The Board noted that the materials they reviewed indicated the following:

The Fund’s annualized total returns for the one-, three-, five- and ten-year periods were below the Peer Group median returns by 13.91%, 1.51%, 3.76%, 1.28%, respectively. The Fund’s annualized total returns for the one-, three-, five- and ten-year periods were below the Large Blend Fund Universe median returns by 16.95%, 2.27%, 4.39%, 1.76%, respectively. The Fund’s annualized total returns for the one-, three-, five- and ten-year periods were below the Fund’s benchmark, the S&P 500 Index, returns by 19.50%, 3.16%, 5.37%, 2.88%, respectively. The Trustees noted that the Fund’s investment objectives are to seek primarily current and growing income, secondarily downside protection, and thirdly long-term capital appreciation. The Trustees considered Bahl & Gaynor’s observations that the Fund seeks to deliver a reduced-risk experience for investors that also value generating inflation-adjusted income growth from their equity holdings, and that while 2023 rewarded risk assets, the Fund was in the first quartile (which is the most favorable) for standard deviation and risk score over all periods compared to the Peer Group. The Trustees also considered Bahl & Gaynor’s explanation that the Fund’s underperformance relative to the S&P 500 in 2023 was primarily due to the Fund’s investments in high-quality companies with strong dividend growth prospects; that 2023 was a mediocre year for S&P 500 dividend stocks with a yield greater than 2% as the market embraced a “recession delayed” mentality; and that the S&P 500’s performance was dominated by the growth factor, which is typically characterized by lower yielding or non-dividend paying stocks. The Trustees also considered that much of the S&P 500’s return in 2023 was driven by the narrow leadership of seven of the largest market-cap weighted stocks, which represented 1.4% of the number of stocks in the benchmark but accounted for 26% of the benchmark’s market-cap weight and 62.2% of the benchmark’s 26.3% return in 2023.

The Board considered the services to be provided by Bahl & Gaynor to the Fund under the New Advisory Agreement and the Interim Agreement. In doing so, the Board considered Bahl & Gaynor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered Bahl & Gaynor’s indication that it did not anticipate any material changes in the services to be provided to the Fund under the New Advisory Agreement or the Interim Agreement compared to the services AAM had provided to the Fund under the previous investment advisory agreement. In addition, the Board considered the overall quality of the organization and operations of Bahl & Gaynor, as well as its compliance structure.

Advisory Fees and Expense Ratios

The Board considered that the Fund’s proposed advisory fees and expense caps would be lower under the New Advisory Agreement than the advisory fees under the AAM Advisory Agreement. With respect to the advisory fees and expenses proposed to be paid by the Fund, the meeting materials indicated the following:

The Fund’s proposed annual investment advisory fee (gross of fee waivers) under the New Advisory Agreement was lower than the Peer Group and Fund Universe medians. The Fund’s proposed annual investment advisory fee (gross of fee waivers) under the Interim Agreement was the same as the advisory fee under the AAM Advisory Agreement, and was not in the top quartile of funds in the Peer Group. The Trustees noted that the Fund’s proposed advisory fee under the New Advisory Agreement was the same fee Bahl & Gaynor charges an ETF with similar objectives and policies as the Fund.

The proposed annual total expenses to be paid by the Fund (net of fee waivers) once the New Advisory Agreement is effective were lower than the Peer Group and Fund Universe medians. The proposed annual total expenses to be paid by the Fund (net of fee waivers) during the term of the Interim Agreement was in the 86th percentile in the Peer Group, but the Trustees noted Bahl & Gaynor’s explanation that unlike certain peers included in the Peer Group, the Fund is not part of a large fund family that could provide additional resources and benefits to subsidize a larger expense waiver.

Based on its review, including its consideration of the fact that Bahl & Gaynor’s compensation under the proposed New Advisory Agreement for its services to the Fund would be lower than AAM’s compensation under the AAM Advisory Agreement, the Board concluded that Bahl & Gaynor would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Bahl & Gaynor to the Fund the proposed compensation to be paid to Bahl & Gaynor under the New Advisory Agreement, with respect to the Fund, is fair and reasonable, and that approval of the New Advisory Agreement is in the best interest of the Fund and its shareholders. With respect to the Interim Agreement, the Board noted that the advisory fee rate and proposed annual total expenses to be paid by the Fund were the same as those under the AAM Advisory Agreement and then-current expense limitation arrangements, and reached the same conclusions regarding the Interim Agreement.

Profitability and Economies of Scale

The Board considered information prepared by Bahl & Gaynor relating to its expected costs and profitability with respect to the Fund, noting that Bahl & Gaynor had agreed to lower the expense limitation arrangement until [         ], with respect to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Trustees concluded that the proposed profits of Bahl & Gaynor from its relationships with the Fund were reasonable.

The Board also considered the potential benefits to be received by Bahl & Gaynor as a result of Bahl & Gaynor’s relationship with the Fund, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Bahl & Gaynor’s compliance program, and the intangible benefits of Bahl & Gaynor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, Bahl & Gaynor was proposing to decrease the advisory fee under the New Advisory Agreement, which would benefit the Fund’s shareholders, and that any additional economies of scale would be considered in the future as the assets of the Fund grow.

Conclusion

Based on its review, including its consideration of the fact that Bahl & Gaynor’s proposed compensation under the proposed New Advisory Agreement is lower than the compensation of AAM under the AAM Advisory Agreement, and that Bahl & Gaynor’s proposed compensation under the proposed Interim Agreement is the same as the compensation of AAM under the AAM Advisory Agreement, the Board concluded that Bahl & Gaynor would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Bahl & Gaynor to the Fund, the compensation to be paid to it under the New Advisory Agreement and the Interim Agreement is fair and reasonable, and that approval of the New Advisory Agreement and the Interim Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST
AND BAHL & GAYNOR.

Information about Bahl & Gaynor

Bahl & Gaynor, with its principal place of business at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio, 45202, is 100% owned by employees and its largest shareholders are the Estate of William F. Bahl and Vere W. Gaynor. Bahl & Gaynor is registered as an investment advisor with the SEC. As of December 31, 2023, Bahl & Gaynor had $17.9 billion in assets under management.

Prior to the termination of the Sub-Advisory Agreement, Bahl & Gaynor served as investment sub-advisor to the Fund from July 5, 2012, through April 1, 2024. The Sub-Advisory Agreement described the services that Bahl & Gaynor provided to the Fund, which generally included making decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Under the Sub-Advisory Agreement, Bahl & Gaynor received an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule:

Fund	Fee
Bahl & Gaynor Income Growth Fund	0.25% of the Fund’s average daily net assets on first $300 million; and 0.30% of the Fund’s average daily net assets over $300 million.

All sub-advisory fees with respect to the Fund were paid by AAM and not the Fund. Because AAM paid Bahl & Gaynor, there was no “duplication” of advisory fees paid. The sub-advisory fees paid by AAM to Bahl & Gaynor and applicable fee waivers during the Fund’s most recent fiscal year ended June 30, 2023, were as follows:

Fund Name	Gross Sub-Advisory Fees	Sub-Advisory Fees (Waived)/Recouped	Net Sub-Advisory Fees
Bahl & Gaynor Income Growth Fund	$5,763,663	$0	$5,763,663

The Sub-Advisory Agreement with respect to the Fund was last submitted for approval by the Fund’s shareholders at a special meeting on January 6, 2023. The Sub-Advisory Agreement with respect to the Fund was last approved by the Trust’s Board on October 5, 2022. A discussion regarding the basis for the Board’s most recent approval of the Sub-Advisory Agreement with respect to the Fund is available in the Fund’s Semi-Annual Report dated December 31, 2022.

The names and principal occupations of each principal executive officer and director of Bahl & Gaynor, located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio, 45202, are listed below. None of Bahl & Gaynor’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Robert Groenke	Chief Executive Officer and President
Tita Rogers	Chief Compliance Officer
Kevin Gade	Chief Operating Officer
Peter Kwiatkowski	Chief Investment Officer
Glenn Warden	Chief Technology Officer
Jenelle Armstrong	Chief Administrative Officer
Charles Pettengill	Chairman
Stephanie Thomas	Managing Director, Institutional Research & Management
Nicholas Puncer	Managing Director, Institutional Research & Management
Christopher Heekin	Managing Director, Private Wealth Management
Peter G. Knipe	Managing Director, Institutional Services
John Patrick Galvin	Managing Director, Institutional Services
Vere Gaynor	Director Emeritus
Edward Woods	Director and Secretary
John Schmitz	Director and Treasurer
Ellis Hummel	Director
William J. Bahl	Director

The following information was provided by Bahl & Gaynor regarding the other registered fund it manages that has investment objectives similar to those of the Fund.

Fund	Contractual Annual Fee Rate/ Annual Fee Rate Including Fee Waivers or Expense Reductions	Total Fund Assets as of December 31, 2023
Bahl & Gaynor Income Growth ETF	0.45%/None	$114.1 million

Terms of the New Advisory Agreement

The terms of the New Advisory Agreement are substantially the same as the terms of the AAM Advisory Agreement, except that the annual compensation rate under the New Advisory Agreement is lower by 20 basis points.

The New Advisory Agreement describes the services that Bahl & Gaynor provides to the Fund, which generally includes reviewing, supervising, and administering the investment program of the Fund. In addition, Bahl & Gaynor has the ability to delegate day-to-day portfolio management responsibilities of the Fund to one or more sub-advisors, and in that connection, would be responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-advisor of the Fund. Under the terms of the New Advisory Agreement, Bahl & Gaynor is not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Bahl & Gaynor or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Bahl & Gaynor with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Bahl & Gaynor’s part in the performance of its duties or from reckless disregard by Bahl & Gaynor of its duties under the New Advisory Agreement.

If approved by the shareholders of the Fund, the New Advisory Agreement would remain in effect for a two-year period, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The New Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund upon 60 days’ written notice to Bahl & Gaynor; or (ii) by Bahl & Gaynor upon 60 days’ written notice to the Trust. The New Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, Bahl & Gaynor is entitled to annual fees of 0.45% of the average daily net assets of the Fund, calculated daily and payable monthly. In addition, Bahl & Gaynor has contractually agreed to lower the expense limitations for the Fund compared to AAM. In particular, Bahl & Gaynor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed the limit set forth below:

	Expense Limit as Percent of Average Daily Net Assets
Fund Name	Class A Shares	Class C Shares	Class I Shares
Bahl & Gaynor Income Growth Fund	0.93%	1.68%	0.68%

This agreement will remain in effect until [    ]. Fees waived and expenses paid by Bahl & Gaynor may be reimbursed for a period ending three years after the day of any such waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

•	Attend the Special Meeting in person;

•	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address listed on your proxy card(s); or

•	call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday [9:00 a.m. to 10:00 p.m.] Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Quorum and Voting Requirements

Only shareholders of record on [   ], 2024, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for the Fund are listed in Appendix C.

Required Vote

Approval of the Proposal will require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present and entitled to vote at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Special Meeting.

If the Proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its respective shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of different proposals, or the liquidation of the Fund.

Adjournments

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because the Proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal, and such shares will not count as present for quorum purposes. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

Bahl & Gaynor will bear the expenses incurred in connection with preparing this Proxy Statement, including expenses associated with the mailing, tabulation and solicitation of proxies, currently estimated to be $[  ]. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Bahl & Gaynor, without additional compensation, may solicit proxies by telephone. [  ] has also been engaged to assist in the solicitation of proxies. Approximately $[  ] of the $[  ] expenses are attributable to solicitation services.

Information Regarding the Trustees of the Trust

The Board of Trustees is comprised of the following individuals: Charles H. Miller, Ashley Toomey Rabun, William H. Young, James E. Ross, and Maureen Quill (interested Trustee).

Since July 1, 2023, no Trustee has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which AAM or Bahl & Gaynor, or any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for the Fund are listed in Appendix C.

[To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.]

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust. Counsel to the Independent Trustees is Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the AAM Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-966-9661.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-966-9661.

Appendix A – Form of New Advisory Agreement between the Trust and Bahl & Gaynor

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST

AND

Bahl & Gaynor, Inc.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [     ], 2024, is entered into by and between Investment Managers Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Bahl & Gaynor, Inc., an Ohio Sub-Chapter S Corporation (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.        In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.	Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a)      Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b)      In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (i) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (ii) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (iii) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. The Advisor shall notify the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Advisor, and, if the Sub-advisor is a partnership, of any changes in the membership of such partnership, as required by Section 205(a) of the Investment Advisers Act of 1940, as amended (the “Adviser’s Act”). In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3.	Covenants. In the performance of its duties under this Agreement, the Advisor:

(a)        shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b)       will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c)       will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d)       will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, or will provide the Trust with at least 30 days’ advance written notice if the Advisor obtains such insurance in a lesser amount;

(e)       will furnish the Trust and the administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of each Fund in such form as may be mutually agreed upon, and agrees to review each Fund and discuss the management of each Fund. Further, the Advisor will permit all books and records with respect to each Fund to be inspected by the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including, without limitation, portions of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor that are relevant to the management of each Fund; and

(f)        will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4.	Obligations of the Trust.

(a)        The Trust will provide (or cause the Custodian (as defined in Section 5 hereof) to provide) timely information to the Advisor regarding such matters as the composition of assets of each Fund, cash requirements and cash available for investment in each Fund, and all other information as may be reasonably necessary for the Advisor to perform its responsibilities hereunder.

(b)      The Trust will furnish the Advisor a copy of the prospectus and statement of additional information of each Fund and agrees during the continuance of this Agreement to furnish the Advisor copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Trust agrees to furnish the Advisor with copies of any financial statements or reports made by each Fund to its shareholders, and any further materials or information which the Advisor may reasonably request to enable it to perform its duties under this Agreement.

5.         Custodian. The assets of each Fund shall be maintained in the custody of a custodian as selected by the Trust (or any sub-custodian thereof properly appointed) (the “Custodian”). The Advisor shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Advisor properly authorized to give such instruction in accordance with the custody agreement. Any assets added to each Fund shall be delivered directly to the Custodian.

6.        Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.         Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

8.       Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisor.

9.         Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)      Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)      the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

10.      Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

11.     Advisor’s Liability. The parties acknowledge that the Trust has engaged third party service providers to assist it in the preparation and maintenance of the Funds’ registration statement and that the Advisor is not responsible for the form or content of such registration statement, except with respect to specific information the Advisor provides to the Trust or such third party service providers expressly for the purpose of inclusion in the registration statement. The Trust shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the Advisor. Except as may otherwise be provided in the 1940 Act or other federal securities laws, the Advisor will not be liable to the Trust, the series or any shareholder of the series for any error of judgment or mistake of law or any loss arising out of any investment or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Advisor’s part in the performance of its duties or from reckless disregard by Advisor of its duties under this Agreement.

12.      Duration and Termination. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

13.      Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

14.     Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

15.      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if any such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that either Designated Court is an inconvenient forum.

16.      Use of the Names of the Fund. The Advisor has consented to the use by each Fund of the name or identifying word in whole or in part “Bahl & Gaynor, Inc.” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word in whole or in part “Bahl & Gaynor, Inc.” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require any Fund to cease using “Bahl & Gaynor, Inc.” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

17.      Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

18.     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors. This Agreement does not, and is not included to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

19.      Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

*** Signature Page Follows ***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

INVESTMENT MANAGERS SERIES TRUST on behalf of each Fund

By:
Name:
Title:

THE ADVISOR:

Bahl & Gaynor, Inc.

By:
Name:
Title:

Appendix A

Fund/Class	Advisor Fee	Effective Date

Bahl & Gaynor Income Growth Fund	0.45%	X/XX/2024

Appendix B – Number of Shares/Interests Outstanding

AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of [ ], 2024
Bahl & Gaynor Income Growth Fund
Class A
Class C
Class I
Total

B-1

Appendix C – Principal Holders and Control Persons

Bahl & Gaynor Income Growth Fund

The following table list the Fund’s principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of the Fund.

Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2024
Class A

Class C

Class I

The following tables list the Fund’s control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Persons	Jurisdiction	Percentage of Shares Owned as of [ ]2024

C-1

Bahl&Gaynor
Dividends Pay Dividends®

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to: www.proxyvotenow.com/bahlgaynor
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free: 877-718-7240
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

↓ **Please detach at perforation before mailing.** ↓

BAHL & GAYNOR INCOME GROWTH FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 11, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of [ ], [ ], and [ ], collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 11, 2024, at 10:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (the “Special Meeting”), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.**

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100235 – BGIGF

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 11, 2024.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/bahlandgaynor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

To consider any other matters that properly come before the meeting.

100235 – BGIGF